UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2016

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8735 Henderson Road, Renaissance One
Tampa, Florida	33634
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Directors

On September 28, 2016, the board of directors (the “Board”) of WellCare Health Plans, Inc. (the “Company”) elected H. James Dallas as a director.  The Board has affirmatively determined that Mr. Dallas is an independent director under the New York Stock Exchange listing standards. In addition, Mr. Dallas was appointed to the Information Technology Oversight Committee and the Regulatory Compliance Committee of the Board.

In connection with his election to the Board, Mr. Dallas received restricted stock units representing 929 shares of the Company’s common stock (the “RSUs”). The RSUs, which were granted pursuant to the Company’s 2013 Incentive Compensation Plan, are subject to the terms and conditions of an RSU award notice (the “RSU Award Notice”) and an RSU agreement (the “RSU Agreement”, together with the RSU Award Notice, the “RSU Award Documentation”) between the Company and Mr. Dallas. Pursuant to the RSU Award Documentation, the RSUs will vest in full on the earlier of the first anniversary of the date of grant or the date of the next annual meeting of stockholders. Mr. Dallas will also earn fees as a director in accordance with the Company’s policy pursuant to which it pays fees to other non-employee directors. Currently, these fees are set forth in the Non-Employee Director Compensation Policy (the “Director Compensation Policy”). In addition, the Board authorized the Company to indemnify Mr. Dallas pursuant to an indemnification agreement (the “Indemnification Agreement”) between the Company and Mr. Dallas in the form previously approved by the Board.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-referenced policy, plan and agreements. The above description is qualified in its entirety by reference to the form of RSU Award Notice, the form of RSU Agreement, the Director Compensation Policy, the 2013 Incentive Compensation Plan and the form of Indemnification Agreement, which are incorporated herein by reference as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K.

In addition, a copy of the press release announcing the appointment of Mr. Dallas is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(d)   Exhibits.

		Incorporated by Reference
Exhibit Number	Description	Form	Filing Date with SEC	Exhibit Number
10.1	Form of Restricted Stock Unit Award Notice and Agreement for Non-Employee Directors under 2013 Incentive Compensation Plan	8-K	May 22, 2013	10.13
10.2	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors under 2013 Incentive Compensation Plan	8-K	May 22, 2013	10.14
10.3	Non-Employee Director Compensation Policy (as amended and effective March 5, 2015)	10-Q	May 7, 2015	10.5
10.4	2013 Incentive Compensation Plan	DEF 14A	April 10, 2013	A
10.5	Form of 2010 Indemnification Agreement	10-Q	August 9, 2010	10.8
99.1	Press Release, dated September 29, 2016	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLCARE HEALTH PLANS, INC.
September 29, 2016	/s/ Anat Hakim Anat Hakim Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

		Incorporated by Reference
Exhibit Number	Description	Form	Filing Date with SEC	Exhibit Number
10.1	Form of Restricted Stock Unit Award Notice and Agreement for Non-Employee Directors under 2013 Incentive Compensation Plan	8-K	May 22, 2013	10.13
10.2	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors under 2013 Incentive Compensation Plan	8-K	May 22, 2013	10.14
10.3	Non-Employee Director Compensation Policy (as amended and effective March 5, 2015)	10-Q	May 7, 2015	10.5
10.4	2013 Incentive Compensation Plan	DEF 14A	April 10, 2013	A
10.5	Form of 2010 Indemnification Agreement	10-Q	August 9, 2010	10.8
99.1	Press Release, dated September 29, 2016	Filed herewith